UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2005

FEATHERLITE, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-24804	41-1621676
(Commission File Number)	(IRS Employer Identification No.)

Highways 63 and 9

Cresco, Iowa 52136

(Address of Principal Executive Offices) (Zip Code)

(563) 547-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 11, 2005, Featherlite, Inc. (the “Company”) issued a press release announcing that its Board of Directors approved a three-for-two split of the Company’s common stock with a proportional increase in the number of issued and outstanding shares of common stock shares from 7.268 million to 10.9 million. Each Featherlite shareholder of record as of close of business on April 22, 2005 will be entitled to participate in the split. “Ex-dividend” trading will begin on May 5, 2005. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

99.1	Press release dated April 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2005

FEATHERLITE, INC.

By	/s/ Jeffery A. Mason
Jeffery A. Mason
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FEATHERLITE, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
April 11, 2005	000-24804

EXHIBIT NO.	ITEM
99.1	Press Release dated April 11, 2005